As  filed  with  the  Securities and Exchange Commission on May 1, 1997
                                               Registration No. 2-57786
                                                               811-2714


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              X

     Pre-Effective Amendment No.

     Post-Effective Amendment No.    23                              X
     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X

                  Amendment No.     19                               X


                     (Check appropriate box or boxes.)

                    LEXINGTON TAX FREE MONEY FUND, INC.
                    -----------------------------------
             (Exact name of Registrant as specified in Charter)


                          Park 80 West Plaza Two
                      Saddle Brook, New Jersey  07663
                      -------------------------------
                 (Address of principal executive offices)

              Registrant's Telephone Number:  (201) 845-7300


                           Lisa Curcio, Secretary
                    Lexington Tax Free Money Fund, Inc.
          Park 80 West Plaza Two, Saddle Brook, New Jersey  07663
                    -----------------------------------
                  (Name and address of agent for service)

                              With a copy to:
                           Carl Frischling, Esq.
                      Kramer, Levin, Naftalis & Frankel
                    919 Third Avenue, New York, NY 10022
                    ------------------------------------

     It is proposed that this filing will become effective May 1, 1997 pursuant to Paragraph (b) of Rule 485.

                    ------------------------------------
     The Registrant has registered an indefinite number of shares under the Securities Act of 1933, pursuant to Section 24(f) of the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1996 was filed on February 26, 1997.

                    LEXINGTON TAX FREE MONEY FUND, INC.
                    REGISTRATION STATEMENT ON FORM N-1A
                          CROSS REFERENCE SHEET


                                  PART A

Items in Part A                                             Prospectus
of Form N-1A          Prospectus Caption                    Page Number
---------------       ------------------                    -----------
     1.               Cover Page                            Cover Page

     2.               Synopsis                                   *

     3.               Condensed Financial Information            2

     4.               General Description of Registrant          3

     5.               Management of the Fund                     4

     6.               Capital Stock and Other Securities        11

     7.               Purchase of Securities Being Offered       4

     8.               Redemption or Repurchase                   6

     9.               Legal Proceedings                          *


Note * Omitted since answer is negative or inapplicable

                    LEXINGTON TAX FREE MONEY FUND, INC.

              STATEMENT OF ADDITIONAL                STATEMENT OF ADDITIONAL
PART B        INFORMATION CAPTION                    INFORMATION PAGE NUMBER
------        -----------------------                -----------------------
  10.         Cover Page                                    Cover Page

  11.         Table of Contents                             Cover Page

  12.         General Information and History               11 (Part A)

  13.         Investment Objectives and Policies                  2

  14.         Management of the Registrant                       10

  15.         Control Persons and Principal Holders               4
              of Securities

  16.         Investment Advisory and Other Services              4

  17.         Brokerage Allocation and Other Practices            5

  18.         Capital Stock and Other Securities             11 (Part A)

  19.         Purchase, Redemption and Pricing of           4, 6 (Part A)
              securities being offered

  20.         Tax Status                                          7

  21.         Underwriters                                        4

  22.         Calculation of Yield Quotations on Money            2
              Market Funds

  23.         Financial Statements                               15


PART C
------
             Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.




* Not Applicable

                                                                   PROSPECTUS
                                                                   May 1, 1997
Lexington TAX FREE MONEY Fund, Inc.

P.O. Box 1515 / Park 80 West Plaza Two, Saddle Brook, New Jersey 07663
         Toll Free: Service--1-800-526-0056
24 Hour Account Information--1-800-526-0052

A NO-LOAD MONEY MARKET MUTUAL FUND WITH THE PRINCIPAL INVESTMENT OBJECTIVE OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES.

================================================================================

       Lexington Tax Free Money Fund, Inc. (the "Fund") is a diversified open-end management investment company, known as a money market mutual fund.
       Shareholders may invest, reinvest or redeem shares at any time without charge or penalty.
       The Fund's investment objective is to seek current income exempt from Federal income taxes while also maintaining stability of principal, liquidity and preservation of capital. The Fund invests in short-term municipal securities which are described more fully on page 3.
       Shares of the Fund are not insured or guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
       Shareholders may use free redemption checks provided by the Fund for amounts of $100.00 or more.
       Lexington Management Corporation ("LMC") is the Investment Adviser of the Fund. Lexington Funds Distributor, Inc. ("LFD") is the Distributor of Shares of the Fund.
       This Prospectus concisely sets forth information about the Fund that you should know before investing. It should be read and retained for future reference.
       A STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997, WHICH PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS THAT MAY BE OF INTEREST TO SOME INVESTORS, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, CALL THE APPROPRIATE TELEPHONE NUMBER ABOVE OR WRITE TO THE ADDRESS LISTED ABOVE.
       Mutual fund shares are not deposits or obligations of (or endorsed or guaranteed by) any bank, nor are they federally insured or otherwise protected by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency. Investing in mutual funds involves investment risks, including the possible loss of principal, and their value and return will fluctuate.


--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


      INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE

                                    FEE TABLE

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of average net assets) (net of reimbursement):
    Management fees ....................................................   0.50%
    Other fees .........................................................   0.50%
                                                                           ----
    Total Fund Operating Expenses ......................................   1.00%
                                                                           ====


Example:                                                                     1 year   3 years  5 years   10 years
                                                                              -----    ------   ------    -------
You would pay the following expenses on a $1,000 investment, assuming
  (1) 5% annual return and (2) redemption at the end of each period          $10.20    $31.84   $55.25    $122.46


    The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear indirectly. (For more complete descriptions of the various costs and expenses, see "How to Purchase Shares" and "Investment Adviser, Distributor and Administrator" below.) The Expenses and Example appearing in the table above are based on the Fund's expenses for the period from January 1, 1996 to December 31, 1996. Absent expense reimbursements, total fund operating expenses would have been 1.09% of the Fund's average net assets. The Example shown in the table above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.



                              FINANCIAL HIGHLIGHTS
    The following Financial Highlights information for each of the years in the five year period ended December 31, 1996 has been audited by KPMG Peat Marwick LLP, Independent Auditors, whose report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. The Fund's annual report, which contains additional performance information, is available upon request and without charge.

--------------------------------------------------------------------------------


      Selected Per Share Data for a share outstanding throughout the period


                                                                     YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------------------
                                              1996          1995          1994          1993          1992          1991
                                         -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period ...       $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
                                         -----------   -----------   -----------   -----------   -----------   -----------
Income from investment operations:
  Net investment income ................       0.026         0.029         0.020         0.018         0.024         0.041
Less distributions:
  Dividends from
    net investment income ..............      (0.026)       (0.029)       (0.020)       (0.018)       (0.024)       (0.041)
                                         -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period .........       $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
                                         ===========   ===========   ===========   ===========   ===========   ===========
Total return ...........................        2.61%         2.92%         2.00%         1.78%         2.47%         4.22%
Ratio to average net assets:
  Expenses, before reimbursement .......        1.09%         1.12%         1.09%         0.92%         0.99%         0.96%
  Expenses, net of reimbursement .......        1.00%         1.00%         1.00%         0.92%         0.99%         0.96%
  Net investment income,
    before reimbursement ...............        2.50%         2.76%         1.88%         1.77%         2.46%         4.06%
  Net investment income ................        2.59%         2.88%         1.97%         1.77%         2.46%         4.06%
Net assets, end of period
  (000's omitted) ......................     $26.516       $28,231       $37,654       $41,096       $45,844       $53,722



                                                            YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------
                                             1990          1989          1988          1987
                                         -----------   -----------   -----------   -----------
Net asset value, beginning of period ...       $1.00         $1.00         $1.00         $1.00
                                         -----------   -----------   -----------   -----------
Income from investment operations:
  Net investment income ................       0.053         0.056         0.047         0.041
Less distributions:
  Dividends from
    net investment income ..............      (0.053)       (0.056)       (0.047)       (0.041)
                                         -----------   -----------   -----------   -----------
Net asset value, end of period .........       $1.00         $1.00         $1.00         $1.00
                                         ===========   ===========   ===========   ===========
Total return ...........................        5.39%         5.73%         4.79%         4.21%
Ratio to average net assets:
  Expenses, before reimbursement .......        0.93%         0.88%         0.91%         0.74%
  Expenses, net of reimbursement .......        0.93%         0.88%         0.91%         0.74%
  Net investment income,
    before reimbursement ...............        5.26%         5.57%         4.67%         4.09%
  Net investment income ................        5.26%         5.57%         4.67%         4.09%
Net assets, end of period
  (000's omitted) ......................     $57,881       $61,385       $82,755       $84,954

--------------------------------------------------------------------------------

                               YIELD INFORMATION
    For the seven-day period ended December 31, 1996, the Fund's annualized current yield was 2.79% and the compounded effective yield was 2.83%. This yield is subject to market conditions and will fluctuate daily as income earned fluctuates. The above yield quotations are not an indication or representation by the Fund of future yields or rates of return. This Prospectus may be in use for a full year and it can be expected that these yields will fluctuate substantially over that time. To obtain a current yield quotation for the Fund, call the appropriate toll free telephone number listed on the cover of this Prospectus.
    The weighted average portfolio maturity on December 31, 1996 was 42 days.

                       COMPARATIVE PERFORMANCE INFORMATION
    Advertisements and communications may compare the Fund's performance with that of other mutual funds, as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications. Such performance may be categorized according to the Fund's asset size as determined by the independent service. From time to time, the performance of the Fund may be compared to various investment indicies, including the Dow Jones Industrial Average and Standard & Poor's 500 Composite Stock Index. Quotations of historical yields are not indicative of future dividend income, but are an indication of the return to shareholders only for the limited historical period used. The Fund's yield will depend on the particular investments in its portfolio, its total operating expenses and other conditions. For further information, including an example of the yield calculation, see the Statement of Additional Information.

                             DESCRIPTION OF THE FUND
    The Fund is a diversified open-end management investment company known as a money market mutual fund. It is called a no-load fund because its shares are sold without a sales charge.

                              INVESTMENT OBJECTIVE
    The Fund's investment objective is to seek current income exempt from federal income taxes while also maintaining stability of principal, liquidity and preservation of capital.

                               INVESTMENT POLICIES
    The Fund will seek to achieve its goal through investment in high grade short term municipal obligations issued by states, territories, and possessions of the United States and by the District of Columbia, and their political subdivisions, and duly constituted authorities and corporations. It will limit its portfolio purchases, as well as the underlying securities of repurchase agreements entered into by it, to those United States dollar denominated instruments which its Board of Directors determines present minimal credit risks and which are of "high quality" as determined by any major rating service (such as Standard & Poor's Corporation or Moody's Investors Service, Inc.) or, in the case of any instruments that are not rated, are of a quality comparable to such rated instruments as determined by its Board of Directors. The Fund will enter into repurchase agreements only with commercial banks and primary dealers in U.S. government securities. Repurchase agreements when entered into with primary dealers, will be fully collateralized including the interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to institutions believed by its adviser to present minimal credit risk. The Fund will maintain a dollar weighted average portfolio maturity of not more than 90 days and will not acquire any portfolio security with a remaining maturity of more than thirteen months (397 days).
    The Fund may also hold cash and invest in obligations, the interest from which may be subject to federal income tax, so long as at least 80% of the Fund's net income is derived from securities, the income from which, in the opinion of Counsel for the issuers thereof, is exempt from federal income tax; provided, however, the Fund may invest in instruments yielding taxable income such as short term money market instruments equal to or exceeding 20% of the Fund's net income in extraordinary circumstances when adverse market conditions dictate a defensive position. Any net income earned from taxable instruments will be taxable to shareholders of the Fund as ordinary income. The investment policies set forth in the preceding paragraph are fundamental policies and may not be changed without approval of the shareholders.

    The Fund restricts its purchases of municipal securities to those rated not lower than AA or Aa or MIG-2 (see "Appendix" in the Statement of Additional Information), or municipal securities which have been issued by an issuer having outstanding debt securities rated not lower than AA or Aa or MIG-2 or are specifically determined by the Fund's Board of Directors to be of high quality and represent minimal credit risks. Any municipal security which depends on the credit of the Federal government will be regarded as having a rating of AAA or Aaa. Purchases of tax exempt instruments such as municipal commercial paper (which are also known as short term discount notes) will be limited to those obligations rated A-1 or Prime-1 (see "Appendix" in the Statement of Additional Information) or unrated obligations of equivalent quality, as determined by the Board of Directors. Municipal commercial paper or short term discount notes are short term obligations of municipalities which are likely to be used to meet seasonal working capital needs of municipalities or interim construction financing and to be paid from general revenues of the municipalities or refinanced with long term debt. In most cases, such obligations are backed by letters of credit, not repurchase agreements or other credit facility agreements offered by banks or other institutions.

                             MANAGEMENT OF THE FUND
    The business affairs of the Fund are managed under the direction of its Board of Directors. There are currently ten directors (of whom seven are non-affiliated persons) who meet five times each year. The Statement of Additional Information contains additional information regarding the directors and officers of the Fund.

                                PORTFOLIO MANAGER
    Denis P. Jamison, C.F.A. Senior Vice President, Director of Fixed Income Strategy is responsible for fixed-income portfolio management at LMC. He is a member of the New York Society of Security Analysts. Mr. Jamison has 25 years investment experience.

    Prior to joining LMC in 1981, Mr. Jamison had spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison is a graduate of the City College of New York with a B.A. in Economics. Mr. Jamison has been the portfolio manager of the Fund since July of 1981.

                INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

    Lexington Management Corporation, ("LMC") P.O. Box 1515/Park 80 West Plaza Two, Saddle Brook, New Jersey 07663, is the investment adviser of the Fund. Lexington Funds Distributor Inc. ("LFD") is the distributor of shares of the Fund. LMC, established in 1938, currently manages over $3.3 billion in assets.


    LMC serves as investment adviser to other investment companies and private and institutional investment accounts. Included among these clients are persons and organizations which own significant amounts of capital stock of LMC's parent. The clients pay fees which LMC considers comparable to the fees paid by similarly served clients.

    LMC also acts as administrator to the Fund and performs certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

    LMC and LFD are wholly-owned subsidiaries of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West Plaza Two, Saddle Brook, N.J. 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc.


    For the fiscal year ended December 31, 1996, the Fund paid LMC a monthly management fee at the annual rate of 1/2 of 1% of the average daily net assets. For the year ending December 31, 1996, LMC earned $113,774 in net management fees from the Fund. See "Investment Adviser, Distributor and Administrator" in the Statement of Additional Information.


                             HOW TO PURCHASE SHARES

    INITIAL INVESTMENTS: MINIMUM $1,000. BY WIRE: (1) Telephone the Fund toll free at 1-800-526-0056 and provide the account registration, address, and social security or tax identification number, the amount being wired, the name of the wiring bank, and the name and telephone number of the person to be contacted in connection with the order. You will then be provided with an account number. (2) Instruct your bank to wire the specified amount, along with the account number and registration to: State Street Bank and Trust Company, Attn: Mutual Funds Dept., re: Lexington Tax Free Money Fund, Account No. 99043713. (3) A completed New Account Application must then be forwarded to the Fund at the address on the Application.

    BY MAIL: Send a check payable to Lexington Tax Free Money Fund, along with a completed New Account Application, to State Street Bank & Trust Company (the "Agent") at the address on the Application.

    SUBSEQUENT INVESTMENTS--BY WIRE: Instruct your bank to wire the specified amount and appropriate information to the Agent (see "Initial Investments--By Wire"--(2), above).

    BY MAIL--MINIMUM $50: Send a check payable to Lexington Tax Free Money Fund to the Agent, (see back cover of this prospectus for address) accompanied by either the detachable form which accompanies the Agent's confirmation of a prior transaction, or a letter indicating the dollar value of the shares to be purchased and identifying the Fund, the account number, and registration.

    BROKER-DEALERS: You may invest in shares of the Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc., and other financial institutions and who have selling agreements with LFD. Banks and other financial institutions may be required to register as dealers pursuant to state law. Broker-dealers and financial institutions who process such purchase and sale transactions for their customers may charge a transaction fee for these services. The fee may be avoided by purchasing shares directly from the Fund.

    PURCHASE PRICE AND EFFECTIVE DATE: Shares of the Fund are offered continuously at net asset value which will normally be constant at $1.00 per share. Net asset value is determined as of the close of the New York Stock Exchange (currently 4:00 p.m. New York time) and on such other times or days as there is a sufficient degree of trading in the portfolio securities of the Fund to materially affect its net asset value. The price at which a purchase is effected is based on the next calculation of net asset value per share after the order is placed. Investments for which market quotations are not readily available shall be valued by management in good faith under the direction of the Fund's Board of Directors. Fund assets are valued based upon the amortized cost method. No sales charge is imposed on purchases of shares. There is no assurance that the Fund will maintain a net asset value per share of $1.00. Orders will become effective when an investor's wire order or check is converted into federal funds (monies credited to a bank's account with its registered Federal Reserve Bank). If payment is transmitted by federal funds wire, the order will become effective upon receipt. Payments transmitted by bank wire may take longer to be converted into federal funds. Money transmitted by check will normally be considered to have been converted into federal funds on the first business day following receipt by the Agent.

    AN OPEN ACCOUNT: By investing in the Fund, a shareholder appoints the Agent, as his agent, to establish an Open Account to which all shares purchased will be credited, together with any dividends and capital gain distributions which are paid in additional shares. (See "Dividend, Distribution and Reinvestment Policy"). Share certificates will be issued, for full shares only when requested in writing. Unless payment for shares is made by certified or cashier's check or federal funds wire, certificates will not be issued for 30 days. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates.

    After an Open Account is established, payments can be provided for by "Lex-O-Matic" or other authorized automatic bank check program accounts (checks drawn on the investor's bank periodically for investment in the Fund).

    AUTOMATIC INVESTING PLAN WITH "LEX-O-MATIC". A shareholder may arrange to make additional purchases of shares automatically on a monthly or quarterly basis. The investments of $50 or more are automatically deducted from a checking account on or about the 15th day of each month. The institution must be an Automated Clearing House (ACH) member. Should an order to purchase shares of a fund be cancelled because your automated transfer does not clear, you will be responsible for any resulting loss incurred by that fund. The shareholder reserves the right to discontinue the Lex-O-Matic program provided written notice is given ten days prior to the scheduled investment date. Further information regarding this service can be obtained from Lexington by calling 1-800-526-0056. On payroll deduction accounts administered by an employer and on payments into qualified pension or profit sharing plans and other continuing purchases programs, there are no minimum purchase requirements.

    TERMS OF OFFERING: If an order to purchase shares is cancelled because the investor's check does not clear, the purchaser will be responsible for any loss incurred by the Fund. To recover any such loss, the Fund reserves the right to redeem shares owned by the purchaser, seek reimbursement directly from the purchaser and may prohibit or restrict the purchaser in placing future orders in any of the Lexington Funds.

    The Fund reserves the right to reject any order, and to waive or lower the investment minimums with respect to any person or class of persons, including shareholders of the Fund's special investment programs. An order to purchase shares is not binding on the Fund until it has been confirmed by the Agent.

    ACCOUNT STATEMENTS: The Agent will send shareholders a confirmation of each transaction indicating the date of the transaction, the number of shares purchased or redeemed, the price per share and the total amount of the purchase or redemption proceeds. A statement is also sent to shareholders quarterly or when a change in the registration, address, or dividend option occurs. SHAREHOLDERS ARE URGED TO RETAIN THEIR ACCOUNT STATEMENTS FOR TAX PURPOSES.

                              HOW TO REDEEM SHARES
    BY TELEPHONE: Shares may be redeemed by telephone. Call the Fund toll free 1-800-526-0056. A REDEMPTION AUTHORIZATION WHICH IS CONTAINED IN THE NEW ACCOUNT APPLICATION, OR A SEPARATE AUTHORIZATION FORM MUST BE ON FILE WITH LFD BEFORE A SHAREHOLDER MAY REDEEM IN THIS MANNER. Shareholders may elect on the redemption authorization form to have checks for redemption proceeds in any amount of $200 or more mailed either to the registered address, to the shareholder's bank account, or to any other designated person, and a new form must be completed whenever these instructions are revised.

    Shareholders may request that redemption proceeds of $1,000 or more be wired directly to a COMMERCIAL BANK ACCOUNT. The signatures on such a request must be guaranteed, unless an authorization for redemption by telephone form has been previously filed with LFD. The Agent presently imposes a $5.00 wire charge.

    BY CHECK: Shareholders may effect redemptions by writing checks drawn on the Fund, payable to the order of any person in any amount of $100 or more up to $500,000 at no charge. Checks in amounts over $500,000 will not be honored. The special forms and instructions may be obtained from the Fund or the agent. Redemption checks should not be used to close your account. Redemption checks are free, but the Agent will impose a fee (currently $15.00) for stopping payment of a redemption check upon your request or if the Agent cannot honor the redemption check due to insufficient funds, uncollected funds or other valid reason.

    PROCEDURES FOR REDEMPTIONS BY TELEPHONE OR CHECK MAY ONLY BE USED FOR SHARES FOR WHICH SHARE CERTIFICATES HAVE NOT BEEN ISSUED, AND MAY NOT BE USED TO REDEEM SHARES PURCHASED BY CHECK WHICH HAVE BEEN ON THE BOOKS OF THE FUND FOR LESS THAN 15 DAYS.

    BY MAIL:  Send to the Agent (see back cover of this prospectus for address):
(1) a written request for redemption, signed by each registered owner exactly as the shares are registered including the name of the Fund, account number and exact registration; (2) share certificates for any shares to be redeemed which are held by the shareholder; (3) signature guarantees, when required; and (4) the additional documents required for redemptions by corporations, executors, administrators, trustees and guardians. REDEMPTIONS BY MAIL WILL NOT BECOME EFFECTIVE UNTIL ALL DOCUMENTS IN PROPER FORM HAVE BEEN RECEIVED BY THE AGENT. IF A SHAREHOLDER HAS ANY QUESTIONS REGARDING THE REQUIREMENTS FOR REDEEMING SHARES, HE SHOULD CALL THE FUND AT THE TOLL FREE NUMBER ON THE BACK COVER PRIOR TO SUBMITTING A REDEMPTION REQUEST.

    Checks for redemption proceeds will be mailed within three business days, but will not be mailed until all checks in payment for the shares to be redeemed have been cleared. Shares redeemed will earn dividends through the date of redemption. Shareholders who redeem all of their shares will receive a check representing the value of the shares redeemed plus the accrued dividends through the date of redemption. Where shareholders redeem only a portion of their shares, all dividends declared but unpaid will be distributed on the next dividend payment date.

    SIGNATURE  GUARANTEE:  Signature  guarantees are required in connection with
(a) redemptions by mail involving $25,000 or more; (b) all redemptions by mail, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owners; (c) authorizations to effect redemptions by telephone, telegram, or check; (d) changes in instructions as to where the proceeds of redemptions are to be sent; and (e) share transfer requests.

    The Agent requires that the guarantor be either a commercial bank which is a member of the Federal Deposit Insurance Corporation, a trust company, a savings and loan association, a savings bank, a credit union, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR.

    With respect to redemption requests submitted by mail, the signature guarantees must appear either: (a) on the written request for redemption, (b) on a separate instrument of assignment ("stock power") which should specify the total number of shares to be redeemed or (c) on all share certificates tendered for redemption and, if shares held by the Agent are also being redeemed, on the letter or stock power. Signature guarantees in connection with redemptions by telephone, telegram, or check must appear on the appropriate authorization form.

    REDEMPTION PRICE: The redemption price will be the net asset value per share of the Fund next determined after receipt by the Agent of a redemption request in proper form (see "Determination of Net Asset Value" in the Statement of Additional Information). The right of redemption may be suspended (a) for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission ("SEC") determines that trading on the Exchange is restricted, (b) when there is an emergency as determined by the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. Due to the proportionately high cost of maintaining smaller accounts, the Fund reserves the right to redeem all shares in an account with a value of less than $500 (except retirement plan accounts) and mail the proceeds to the shareholder. Shareholders will be notified before these redemptions are to be made and will have 30 days to make an additional investment to bring their accounts up to the required minimum.

                              SHAREHOLDER SERVICES
    TRANSFER: Shares of the Fund may be transferred to another owner. A signature guarantee of the registered owner is required on the letter of instruction or accompanying stock power.

    SYSTEMATIC WITHDRAWAL PLAN: Shareholders may elect to withdraw cash in fixed amounts from their accounts at regular intervals. The minimum investment to establish a Systematic Withdrawal Plan is $10,000. If the proceeds are to be mailed to someone other than the registered owner, a signature guarantee is required.

    GROUP   SUB-ACCOUNTING:    To   minimize   recordkeeping   by   fiduciaries,
corporations, and certain other investors, the minimum initial investment may be waived.

                               EXCHANGE PRIVILEGE
    Shares of the Fund may be exchanged for shares of the following Lexington Funds on the basis of relative net asset value per share, next determined at the time of the exchange. In the event shares of one or more of these Funds being exchanged by a single investor have a value in excess of $500,000, the shares of the Fund will not be purchased until the third business day following the redemption of the shares being exchanged in order to enable the redeeming fund to utilize normal securities settlement procedures in transferring the proceeds of the redemption to the Fund. EXCHANGES MAY NOT BE MADE UNTIL ALL CHECKS IN PAYMENT FOR THE SHARES TO BE EXCHANGED HAVE BEEN CLEARED.

    Lexington Funds currently available for exchange are:

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC. (NASDAQ SYMBOL: LEXGX)/Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.



LEXINGTON INTERNATIONAL FUND, INC. (NASDAQ SYMBOL: LEXIX)/Seeks long term growth of capital through investment in common stocks of companies domiciled in foreign countries.


LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.  (NASDAQ SYMBOL:  LXCAX)/Seeks
          long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC. (NASDAQ SYMBOL: LETRX)/Seeks long-term capital appreciation through investment primarily in the equity securities of Russian companies. The Fund has a $5,000 MINIMUM INVESTMENT.

LEXINGTON RAMIREZ GLOBAL INCOME FUND (NASDAQ SYMBOL:  LEBDX)/Seeks  high current income by investing in a combination of foreign and domestic high-yield, lower rated debt securities. Capital appreciation is a secondary objective.


LEXINGTON SMALLCAP VALUE FUND, INC. (NASDAQ SYMBOL: LESVX)/Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.


LEXINGTON GOLDFUND, INC. (NASDAQ SYMBOL: LEXMX)/Seeks capital appreciation and such hedge against loss of buying power as may be obtained through investment in gold bullion and equity securities of companies engaged in mining or processing gold throughout the world.

LEXINGTON CORPORATE LEADERS TRUST FUND (NASDAQ SYMBOL: LEXCX)/Seeks long-term capital growth and income through investment in an equal number of shares of the common stocks of a fixed list of American blue chip corporations.

LEXINGTON GROWTH AND INCOME FUND, INC. (NASDAQ SYMBOL: LEXRX)/Seeks long-term capital appreciation through investments in stocks of large, ably managed and well financed companies. Income is a secondary objective.

LEXINGTON CONVERTIBLE SECURITIES FUND (NASDAQ SYMBOL: CNCVX)/Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

LEXINGTON GNMA INCOME FUND, INC. (NASDAQ SYMBOL: LEXNX)/Seeks a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA Certificates.

LEXINGTON MONEY MARKET TRUST (NASDAQ SYMBOL: LMMXX)/Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short term money market instruments.
LEXINGTON TAX FREE MONEY FUND, INC. (NASDAQ SYMBOL: LTFXX)/Seeks current income exempt from Federal income taxes while maintaining liquidity and stability of principal through investment in short term municipal securities.

    Shareholders in any of these funds may exchange all or part of their shares for shares of one or more of the other funds, subject to the conditions described herein. The Exchange Privilege enables a shareholder in any of these funds to acquire shares in a fund with a different investment objective when the shareholder believes that a shift between funds is an appropriate investment decision. Shareholders contemplating an exchange should obtain and review the prospectus of the fund to be acquired.

    If an exchange involves investing in a Lexington Fund not already owned and a new account has to be established, the dollar amount exchanged must meet the initial investment of the Fund being purchased. IF, HOWEVER, AN ACCOUNT ALREADY EXISTS IN THE FUND BEING BOUGHT, THERE IS A $500 MINIMUM EXCHANGE REQUIRED. SHAREHOLDERS MUST PROVIDE THE ACCOUNT NUMBER OF THE EXISTING ACCOUNT.

    Any exchange between mutual funds is, in effect, a redemption of shares in one Fund and a purchase in the other Fund. Shareholders should consider the possible tax effects of an exchange.

    TELEPHONE EXCHANGE PROVISIONS--Exchange instructions may be given in writing or by telephone. TELEPHONE EXCHANGES MAY ONLY BE MADE IF A TELEPHONE AUTHORIZATION FORM HAS BEEN PREVIOUSLY EXECUTED AND FILED WITH LFD. TELEPHONE EXCHANGES ARE PERMITTED ONLY AFTER A MINIMUM OF 7 DAYS HAVE ELAPSED FROM THE DATE OF A PREVIOUS EXCHANGE. EXCHANGES MAY NOT BE MADE UNTIL ALL CHECKS IN PAYMENT FOR THE SHARES TO BE EXCHANGED HAVE BEEN CLEARED. Telephonic exchanges can only involve shares held on deposit at the Agent; shares held in certificate form by the shareholder cannot be included. However, outstanding certificates can be returned to the Agent and qualify for these services. Any new account established with the same registration will also have the privilege of exchange by telephone in the Lexington Funds. All accounts involved in a telephonic exchange MUST have the same registration and dividend option as the account from which the shares were transferred and will also have the privilege of exchange by telephone in the Lexington Funds in which these services are available.

    By checking the box on the New Account Application authorizing telephone exchange services, a shareholder constitutes and appoints LFD distributor of the Lexington Group of Mutual Funds as the true and lawful attorney to surrender for redemption or exchange any and all non-certificated shares held by the Agent in account(s) designated, or in any other account with the Lexington Funds, present or future, which has the identical registration with full power or substitution in the premises, authorizes and directs LFD to act upon any instruction from any person by telephone for exchange of shares held in any of these accounts, to purchase shares of any other Lexington Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed, and agrees that neither LFD, the Agent, nor the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by imposters or persons otherwise unauthorized to act on behalf of the account. LFD, the Agent and the Fund, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The following identification procedures may include, but are not limited to, the following: account number, registration and address, taxpayer identification number and other information particular to the account. In addition, all exchange transactions will take place on recorded telephone lines and each transaction will be confirmed in writing by the Fund. LFD reserves the right to cease to act as agent subject to the above appointment upon thirty (30) days' written notice to the address of record. If other than an individual, it is certified that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc. is duly organized and existing and has power to take action called for by this continuing Authorization.

    Exchange authorization forms, Telephone authorization forms and prospectuses of the other funds may be obtained from LFD.

    LFD has made arrangements with certain dealers to accept instructions by telephone to exchange shares of the Fund for shares of one of the other Lexington investment companies at net asset value as described above. Under this procedure, the dealer must agree to indemnify the Distributor and the funds from any loss or liability that any of them might incur as a result of the acceptance of such telephone exchange orders. A properly signed exchange application must be received by the Distributor within five days of the exchange request. In each such exchange, the registration of the shares of the fund being acquired must be identical to the registration of the shares of the fund exchanged. Shares in certificate form are not eligible for this type of exchange. LFD reserves the right to reject any telephone exchange request. Any telephone exchange orders so rejected may be processed by mail.

    A capital gain or loss for federal tax purposes may be realized upon the exchange, depending upon the cost or other basis of the shares redeemed. This exchange offer is available only in states where shares of the fund being acquired may legally be sold and may be modified or terminated at any time by the Fund. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Fund or Agent.

                 DIVIDEND, DISTRIBUTION AND REINVESTMENT POLICY
    The Fund declares and reinvests daily, dividends from its net investment income and distributes such dividends on the last day of each month. Dividends or distribution payments will be reinvested at net asset value in additional full and fractional shares of the Fund unless and until the shareholder notifies the Agent in writing that he wants to receive his payments in cash. This request must be received by the Agent at least seven days before the payment date. Upon receipt by the Agent of such written notice, all further payments will be made in cash until written notice to the contrary is received. An account of such shares owned by each shareholder will be maintained by the Agent. Shareholders whose accounts are maintained by the Agent will have the same rights as other shareholders with respect to shares so registered (see "How to Purchase Shares--An Open Account").

    Since substantially all of the net income will be declared as a dividend each time the net asset value of the Fund is determined, the net asset value per share will normally remain at one dollar per share immediately after such dividend declaration and determination.

                                   TAX MATTERS
    The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is the Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) so that, in addition to satisfying the distribution requirement of Subchapter M, the Fund will not be subject to federal income tax or the 4% excise tax.

    The Fund intends to invest principally in tax-exempt municipal obligations so that distributions by the Fund of its net tax-exempt interest income can be designated as exempt-interest dividends, which are excludable from gross income for federal income tax purposes. However, shareholders are required to report the receipt of exempt-interest dividends, together with other tax-exempt interest, on their federal income tax returns. In addition, these exempt-interest dividends may be subject to the federal alternative minimum tax and to state and local income tax, and will be taken into account in determining the portion, if any, of Social Security benefits received which must be included in gross income for federal income tax purposes. Finally, interest or indebtedness incurred or continued to purchase or carry shares of the Fund (which indebtedness likely need not be directly traceable to the purchase or carrying of such shares) will not be deductible for federal income tax purposes.

    Distributions by the Fund of any taxable net investment income and any net short-term capital gain are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes but do not qualify for the 70% dividends-received deduction for corporate shareholders. The Fund is managed so that it will not have any long-term capital gains or losses. The percentage of the Fund's net investment income (taxable and tax-exempt) which constitutes tax-exempt interest will be determined annually and will be applied uniformly to all distributions of such income made during the year for purposes of designating a portion of such distributions as exempt-interest dividends. This percentage may differ from the actual tax-exempt percentage for any particular day or period during the year.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made or deemed made during the year will be sent to shareholders promptly after the end of each year. Shareholders purchasing shares of the Fund just prior to the ex-dividend date will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

    All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    Under the back-up withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on ordinary income dividends paid by the Fund. In order to avoid this back-up withholding, a shareholder must provide the Fund with a correct taxpayer identification number (which for most individuals is their Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to back-up withholding. The new account application included with this Prospectus provides for shareholder compliance with these certification requirements.

    The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

            CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT
    Chase Manhattan Bank, N.A. 1211 Avenue of the Americas New York, New York 10022, has been retained to act as the Custodian for the Fund's investments and assets. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the transfer agent and dividend disbursing agent for the Fund. Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.

                        COUNSEL AND INDEPENDENT AUDITORS
    Kramer, Levin, Naftalis, & Frankel, 919 Third Avenue, New York, New York 10022 will pass upon legal matters for the Fund in connection with the shares offered by this Prospectus.

    KPMG Peat Marwick LLP, 345 Park Avenue New York, New York 10154, has been selected as independent auditors for the Fund for the fiscal year ending December 31, 1997.

                                OTHER INFORMATION
    The Fund was organized as a Maryland corporation on November 18, 1976. Prior to April 29, 1980, its corporate name was "Lexington Tax Free Daily Income Fund, Inc." On April 26, 1983, the name of the Fund was changed from "Lexington Tax Free Daily Income Fund, Inc." to Lexington Tax Free Money Fund, Inc. The Fund has authorized 1,000,000,000 shares of capital stock, $0.01 par value. All shares are of the same class, with like rights and privileges. Each share is entitled to one vote and to participate equally in distributions declared by the Fund and in its net assets on liquidation. The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. The shares are fully paid and non-assessable when issued and have no preference, preemptive, or conversion rights. There are no options or other special rights outstanding relating to any Fund shares.

    The Fund will not normally hold annual shareholder meetings except as required by Maryland General Corporation Law or the Investment Company Act of 1940. However, meetings of shareholders may be called at any time by the Secretary upon the written request of shareholders holding in the aggregate not less than 25% of the outstanding shares, such request specifying the purposes for which such meeting is to be called. In addition, the Directors will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested to do so in writing by the recordholders of not less than 10% of the Fund's outstanding shares. The Fund will assist shareholders in any such communication between shareholders and Directors.

    The Code of Ethics adopted by each of the Adviser and the Fund prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. The objective of each Code of Ethics is that the operations of the Adviser and Fund be carried out for the exclusive benefit of the Fund's shareholders. All organizations maintain careful monitoring of compliance with the Code of Ethics.

    A Registration Statement (herein called the "Registration Statement"), of which this Prospectus is a part, has been filed with the SEC, Washington, D.C. under the Securities Act of 1933, as amended.

    No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made. A "Statement of Additional Information", to which reference is made in this Prospectus, provides a further discussion of certain areas in the Prospectus and other matters which may be of interest to some investors and is available by request without cost as indicated herein. The Prospectus and the Statement of Additional Information omit certain information contained in the Registration Statement, to which reference is made, filed with the Commission. Items which are thus omitted, including contracts and other documents referred to or summarized herein and therein, may be obtained from the Commission upon payment of the prescribed fees.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

DISTRIBUTOR
--------------------------------------------------------------------------------

LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

ALL SHAREHOLDER REQUESTS FOR SERVICES OF ANY KIND SHOULD BE
SENT TO:

TRANSFER AGENT
--------------------------------------------------------------------------------

STATE STREET BANK AND TRUST COMPANY c/o National Financial Data Services 1004 Baltimore Kansas City, Missouri 64105

OR CALL TOLL FREE:
SERVICE: 1-800-526-0056
24 HOUR ACCOUNT INFORMATION: 1-800-526-0052







TABLE OF CONTENTS                                                        PAGE
-----------------------------------------------------------------------------


Fee Table .............................................................    2

Financial Highlights ..................................................    2

Yield Information .....................................................    3

Comparative Performance Information ...................................    3

Description of the Fund ...............................................    3

Investment Objective ..................................................    3

Investment Policies ...................................................    3

Management of the Fund ................................................    4

Portfolio Manager .....................................................    4

Investment Adviser, Distributor and Administrator .....................    4

How to Purchase Shares ................................................    4

How to Redeem Shares ..................................................    6

Shareholder Services ..................................................    7

Exchange Privilege ....................................................    7

Dividend, Distribution and Reinvestment Policy ........................    9

Tax Matters ...........................................................    9

Custodian, Transfer Agent and
  Dividend Disbursing Agent ...........................................   10

Counsel and Independent Auditors ......................................   10

Other Information .....................................................   11


                                    LEXINGTON

                                    LEXINGTON
                                       TAX
                                      FREE
                                      MONEY
                                   FUND, INC.

      ----------------------------------o---------------------------------

  o No sales charge
  o No redemption fee
  o Free check writing service
  o Free telephone exchange privilege

      ----------------------------------o---------------------------------

                               The Lexington Group
                                       of
                                     NO LOAD
                              Investment Companies

                                   PROSPECTUS
                                   MAY 1, 1997
                                 ==============

                       LEXINGTON TAX FREE MONEY FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION


                                 May 1, 1997

    This statement of additional information which is not a prospectus, should be read in conjunction with the current prospectus of Lexington Tax Free Money Fund, Inc.(the "Fund"), dated May 1, 1997, as it may be revised from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at P.O. Box 1515/Park 80 West- Plaza Two, Saddle Brook, New Jersey 07663 or call the following toll-free numbers:


               Shareholder Services Information:-- 1-800-526-0056
                  24 Hour Account Information:-- 1-800-526-0052

Lexington Management Corporation ("LMC") serves as the Fund's investment adviser. Lexington Funds Distributor, Inc. ("LFD") is the Fund's distributor.

                                TABLE OF CONTENTS

                                                                           Page

Investment Policy .....................................................       2
Yield Calculation .....................................................       2
Investment Restrictions ...............................................       3
Investment Adviser, Distributor and Administrator .....................       4
Portfolio Transactions ................................................       6
Determination of Net Asset Value ......................................       6
Dividend, Distribution and Reinvestment Policy ........................       6
Tax Matters ...........................................................       7
Custodian, Transfer Agent and Dividend Disbursing Agent ...............      10
Management of the Fund ................................................      10
Appendix ..............................................................      13
Financial Statements ..................................................      15

                                INVESTMENT POLICY

    The fundamental investment objective of the Fund is to seek current income exempt from Federal income taxes while also maintaining stability of principal, liquidity and preservation of capital.

    The Fund will seek to achieve its goal through investment in short term municipal securities issued by states, territories, and possessions of the United States and by The District of Columbia, and their political subdivisions, and duly constituted authorities and corporations. It will limit its portfolio purchases, as well as the underlying securities of repurchase agreements entered into by it, to those United States dollar denominated instruments which its Board of Directors determines present minimal credit risks and which are of "high quality" as determined by any major rating service (such as Standard & Poor's Corporation or Moody's Investors Service, Inc.) or, in the case of any instruments that are not rated, are of a quality comparable to such rated instruments as determined by its Board of Directors. The Fund will enter into repurchase agreements only with commercial banks and dealers in U.S. Government securities. Repurchase agreements when entered into with dealers, will be fully collateralized including the interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to institutions believed by LMC to present minimal credit risks. The Fund will maintain a dollar weighted average portfolio maturity of not more than 90 days and will not acquire any portfolio security with a remaining maturity of more than thirteen months (397 days).

    The Fund may also hold cash and invest in obligations, the interest from which may be subject to Federal income tax, so long as at least 80% of the Fund's net income is derived from securities, the income from which, in the opinion of Counsel for the issuers thereof, is exempt from Federal income tax; provided, however, the Fund may invest in instruments yielding taxable income equal to or exceeding 20% of the Fund's net income in extraordinary circumstances when adverse market conditions dictate a defensive position. Any net income earned from taxable instruments will be taxable to shareholders of the Fund as ordinary income, except to the extent that individual taxpayers may exclude such income pursuant to the combined dividend and interest received exclusion (see "Federal Income Taxation"). The investment policies set forth in the three preceding paragraphs are fundamental policies and may not be changed without approval of the shareholders.

    The Fund restricts its purchases of municipal securities to those rated not lower than AA or Aa or MIG-2 (see "Appendix"), or municipal securities which either have been issued by an issuer having outstanding debt securities rated not lower than AA or Aa or MIG-2 or are specifically determined by the Fund's Board of Directors to be of high quality and represent minimal credit risks. Any municipal security which depends on the credit of the Federal government will be regarded as having a rating of AAA or Aaa. Purchases of tax exempt instruments such as municipal commercial paper (which are also known as short term discount notes) will be limited to those obligations rated A-l or Prime-l (see "Appendix") or unrated obligations of equivalent quality, as determined by the Board of Directors. Municipal commercial paper or short term discount notes are short term obligations of municipalities which are likely to be used to meet seasonal working capital needs of municipalities or interim construction financing and to be paid from general revenues of the municipalities or refinanced with long term debt. In most cases, such obligations are backed by letters of credit, not repurchase agreements or other credit facility agreements offered by banks or other institutions.

                                YIELD CALCULATION

    The Fund provides current yield and effective yield quotations, which are calculated in accordance with the regulations of the Securities and Exchange Commission, based upon changes in account value during a recent seven-day base period.


    Current yield quotations are computed by annualizing (on a 365-day basis) the "base period return". The "base period return" is computed by determining the net change exclusive of capital changes in the value of the account, divided by the value of the account at the beginning of the base period. Effective yield is computed by compounding the "base period return". Based upon dividends actually credited to the shareholders' accounts (I.E.: based upon net investment income), the current yield to an investor in the Fund during the last seven calendar days of its fiscal year ended December 31, 1996 was at an annual rate of 2.79% and the effective yield was at an annual rate of 2.83%. The average weighted maturity of investments was 42 days. The current and effective yield are affected by market conditions, portfolio quality, portfolio maturity, type of instruments held and operating expenses. The Fund attempts to keep its net asset value per share at $1.00, but attainment of this objective is not guaranteed. This Statement of Additional Information may be in use for a full year and it can be expected that these yields will fluctuate substantially from the example shown above.

    The current and effective yield figures are not a representation of future yield as the Fund's net income and expenses will vary based on many factors, including changes in short term money market yields generally and the types of instruments in the Fund's portfolio. The stated yield of the Fund may be useful in reviewing the Fund's performance and in providing a basis for comparison with other investment alternatives. However, unlike bank deposits and other investments which pay fixed yields for stated periods of time, the yield of the Fund fluctuates. In addition, other investment companies may calculate yield on a different basis and may purchase securities for their portfolios which have different qualities and maturities than those of the Fund's portfolio securities.

             EQUIVALENT YIELDS: TAX EXEMPT VERSUS TAXABLE SECURITIES

    The following table shows the effect of the tax status of municipal bonds, notes and commercial paper on the effective yield received by their holders under the Federal income tax laws. It gives the approximate yield a taxable security must earn at various income brackets to produce after tax yields equivalent to those of tax exempt municipal bonds, notes and commercial paper.

    The table, which is based on tax rates in effect on the date of this Prospectus, provides separate computations for taxpayers who file joint or individual returns. Of course, no assurance can be given that the Fund will achieve any specific tax exempt yield. While it is expected that the Fund will invest principally in obligations the interest from which is exempt from Federal income tax, other income received by the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions.



                    COMPARISON OF TAXABLE AND TAX-FREE YIELDS

                                        MARGINAL
          TAXABLE INCOME                 FEDERAL               TAX-EXEMPT YIELD
JOINT RETURNS       SINGLE RETURNS      TAX RATE   1.5%   2%    3%    4%    5%    6%    7%
-------------------------------------------------------------------------------------------
1997

$0 - $41,199        $0 - $24,649          15%       1.8   2.4   3.5   4.7   5.9   7.1   8.2
$41,200-$99,599     $24,650-$59,749       28%       2.1   2.8   4.2   5.6   6.9   8.3   9.7
$99,600-$151,749    $59,750-$124,649      31%       2.2   2.9   4.3   5.8   7.2   8.7  10.1
$151,750-$271,049   $124,650-$271,049     36%       2.3   3.1   4.7   6.3   7.8   9.4  10.9
$271,050+           $271,050+             39.6%     2.5   3.3   5.0   6.6   8.3   9.9  11.6



                             INVESTMENT RESTRICTIONS

    The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as Federal and state regulatory limitations. The investment restrictions are matters of fundamental policy and may not be changed without the affirmative vote of the lesser of (a) 50% of the outstanding shares of the Fund or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

    The Fund shall not: (l) issue senior securities; (2) borrow money, except from banks as a temporary measure for extraordinary or emergency purposes and not for investment purposes or through "reverse repurchase agreements"; no borrowing shall be made if such borrowing, combined with any then outstanding borrowings, shall exceed 5% of the Fund's total assets; (3) underwrite securities of other issuers; (4) concentrate its investments to an extent greater than 25% of the value of its total assets in either (a) securities of issuers located in a single state or (b) revenue bonds which derive revenue from projects of a similar type or class of facilities; these limitations not being applicable to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or to certificates of deposit or banker's acceptances; (5) purchase or sell real estate, commodity contracts or commodities or invest in interests in oil, gas or other mineral exploration or development programs (however, the Fund may purchase municipal bonds secured by real estate or interests herein); (6) make loans to other persons except (a) through the purchase of a portion or portions of an issue or issues of municipal bonds or notes or other publicly distributed bonds, notes, debentures and evidences of indebtedness authorized by its investment policy, or (b) through investments in "repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short fixed period), provided that no more than 10% of the Fund's assets may be invested in repurchase agreements which mature in more than seven days; or (c) through loans of securities held in the Fund's portfolio to responsible borrowers and subject to 100% collateral requirements in accordance with guidelines established by the Fund's directors and applicable federal regulations; (7) purchase the securities of another investment company or investment trust, except in the open market and then only if no profit, other than the customary broker's commission, results to a sponsor or dealer, or by merger or other reorganization; (8) purchase any security on margin or effect a short sale of a security; (9) buy securities from or sell securities (other than securities issued by the Fund) to any of its officers, directors or its investment adviser, as principal; (10) contract to sell any security or evidence of interest therein, except to the extent that the same shall be owned by the Fund; (11) purchase or retain securities of an issuer when one or more of the officers and directors of the Fund or of the investment adviser, or a person owning more than 10% of the stock of either, own beneficially more than 1/2 of 1% of the securities of such issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer; (12) invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities), except that such restriction shall not apply to 25% of the Fund's portfolio; (13) purchase an industrial revenue bond if as a result of such purchase more than 5% of total Fund assets would be invested in industrial revenue bonds where the payment of principal and interest are the responsibility of a company with less than three years' operating history; (14) purchase any security restricted as to disposition under Federal securities laws; or (15) buy or sell puts, calls or other options.

    For the purposes of these limitations, each government subdivision, (county, city) and any subdivision, agency or instrumentality thereof (school district, authority) shall be considered as a separate issuer. If a security is guaranteed as to principal and interest the guarantor may be considered as the issuer. If the security is backed only by the assets or revenues of a specific entity, that entity shall be deemed the issuer.

    With regard to restriction (6) (b) above, the Fund will enter into repurchase agreements only with commercial banks and primary dealers in U.S. government securities.

    The Fund's investment portfolio may include repurchase agreements ("repos") with banks and dealers in U.S. Government securities. A repurchase agreement involves the purchase by the Fund of an investment contract from a bank or a dealer in U.S. Government securities which contract is secured by debt securities whose value is equal to or greater than the value of the repurchase agreement including the agreed upon interest. The agreement provides that the institution will repurchase the underlying securities at an agreed upon time and price. The total amount received on repurchase would exceed the price paid by the Fund, reflecting an agreed upon rate of interest for the period from the date of the repurchase agreement to the settlement date, and would not be related to the interest rate on the underlying securities. The difference between the total amount to be received upon the repurchase of the securities and the price paid by the Fund upon their acquisition is accrued daily as interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to transactions with institutions believed by LMC to present minimal credit risk.

    Payment of interest expense by the Fund in connection with borrowing permitted under its investment restrictions would have the effect of reducing the Fund's yield to its shareholders. Although the Fund has the right to pledge, mortgage or hypothecate its assets, in order to comply with a state statute the Fund will not, as a matter of operating policy while offering shares in such state, pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of the total net assets of the Fund.

    Lending of portfolio securities: As stated in number (6) above, subject to guidelines established by the directors and by the Securities and Exchange Commission, the Fund from time-to-time, may lend portfolio securities to brokers, dealers, corporations or financial institutions and receive collateral which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such collateral will be either cash or fully negotiable U.S. Treasury or agency issues. If cash, such collateral will be invested in short term securities, the income from which will increase the return to the Fund. However, a portion of such incremental return may be shared with the borrower. If securities, the usual procedure will be for the borrower to pay a fixed fee to the Fund for such time as the loan is outstanding. The Fund will retain substantially all rights of beneficial ownership as to the loaned portfolio securities including rights to interest or other distributions and will have the right to regain record ownership of loaned securities in order to exercise such beneficial rights. Such loans will be terminable at any time. The Fund may pay reasonable fees to persons unaffiliated with it in connection with the arranging of such loans. Also, the Fund has undertaken not to invest in real estate limited partnership interests, oil, gas or mineral leases, as well as exploration or development programs. The Fund will not purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. Warrants which are not listed on the New York or American Stock Exchanges shall not exceed 2% of the Fund's net assets. Shares of the Fund will not be issued for consideration other than cash.

                INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

    LMC, P.O. Box 1515/Park 80 West Plaza Two, Saddle Brook, New Jersey 07663, is the investment adviser to the Fund and, as such, advises and makes recommendations to the Fund with respect to its investments and investment policies.

    Pursuant to an investment advisory agreement the Fund will pay LMC an annual investment advisory fee equal to 0.5% of its average daily net assets up to $150 million, 0.4% of such value in excess of $150 million up to $400 million; 0.35% of such value in excess of $400 million up to $800 million; and 0.3% of such value in excess of $800 million, after deduction of Fund expenses, if any, in excess of the expense limitations set forth below. The fee is computed on the basis of current net assets at the end of each business day and is payable at the end of each month. The investment advisory agreement provides that LMC must also pay the Fund monthly the amount by which all of the Fund's other expenses (including the investment advisory fee) exclusive of interest and taxes exceed 1% of the Fund's net assets during any fiscal year, calculated by averaging such net assets daily.

    Under the terms of the advisory agreement LMC also pays the Fund's expenses for office rent, utilities, telephone, furniture and supplies utilized for the Fund's principal office and the salaries and payroll expense of officers and directors of the Fund who are also employees of LMC or its affiliates in carrying out its duties under the investment advisory agreement. The Fund pays all its other expenses, including custodian and transfer fees, legal and registration fees, audit fees, printing of prospectuses, shareholder reports and communications required for regulatory purposes or for distribution to existing shareholders, computation of net asset value, mailing of shareholder reports and communications, portfolio brokerage, taxes and independent directors' fees, and furnishes the Distributor, at printer's overrun cost paid by the Distributor, such copies of its prospectus, annual, semiannual and other reports and shareholder communications as may reasonably be required for sales purposes. In addition, the Fund will bear any costs associated with the securities loan program (any such loans will increase the return to shareholders).

    LMC's services are provided and its investment advisory fee is paid pursuant to an agreement which will automatically terminate if assigned and which may be terminated by either party upon 60 days' notice. The terms of the agreement and any renewal thereof must be approved at least annually by a majority of the Fund's Board of Directors, including a majority of directors who are not parties to the agreement or "interested persons" of such parties, as such term is defined under the Investment Company Act of 1940, as amended.

    LMC serves as investment adviser to other investment companies and to private and institutional investment accounts. Included among these clients are persons and organizations which own significant amounts of capital stock of LMC's parent (see below). These clients pay fees which LMC considers comparable to the fee levels for similarly served clients.


    LMC's accounts are managed independently with reference to the applicable investment objectives and current security holdings, but on occasion more than one investment company or counsel account may seek to engage in transactions in the same security at the same time. To the extent practicable, such transactions will be made on a pro rata basis in proportion to the respective amounts of securities to be bought and sold for each portfolio, and the allocated transactions will be averaged as to price. While this procedure may adversely affect the price or volume of a given Fund transaction, LMC believes that the ability of the Fund to participate in combined transactions may generally produce better executions overall. LMC received from the Fund under the advisory agreement the following net fees as of the fiscal year ended December 31, 1994, $199,643; December 31, 1995, $168,718 and December 31, 1996, $113,774.


    LMC also acts as administrator to the Fund and performs certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian of, transfer agent and provides facilities for such services. The Fund pays LMC a fee, payable monthly, equal to the pro-rata portion of LMC\AIs actual cost in providing such services and facilities.


    LFD also serves as Distributor for Fund shares under a Distribution Agreement which is subject to annual approval by a majority of the Fund's Board of Directors, including a majority who are not "interested persons". Of the Directors, executive officers, and employees ("affiliated persons") of the Fund, Messrs. Corniotes, DeMichele, Faust, Hisey, Jamison, Kantor, Lavery, and Luehs, and Mmes. Carnicelli, Carr, Curcio, Gilfillan and Mosca (see "Management of the Fund") may also be deemed affiliates of LMC by virtue of being officers, directors or employees thereof. As of March 1, 1997, all officers and Directors of the Fund as a group owned less than 1% of record capital shares of the Fund.


    LMC and LFD are wholly-owned subsidiaries of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc.

                             PORTFOLIO TRANSACTIONS


    Portfolio securities are normally purchased directly from an underwriter or dealer in municipal securities. Therefore, usually no brokerage commissions are paid by the Fund. Transactions are allocated to various dealers by the Fund and LMC in their best judgment. Dealers are selected primarily on the basis of prompt execution of orders at the most favorable prices. The Fund has no obligation to deal with any dealer or group of dealers. Particular dealers may be selected for research or statistical and other services to enable LMC to supplement its own research and analysis with that of such firms. Information so received will be in addition to an not in lieu of the services required to be performed by LMC under the investment advisory agreement and the expenses of LMC will not necessarily be reduced as a result of the receipt of such supplemental information. For the fiscal years ended December 31, 1994, 1995 and 1996 all portfolio transactions were effected on a net basis through dealers acting as principal and, accordingly, no brokerage commissions were payable.


                        DETERMINATION OF NET ASSET VALUE

    The net asset value of the Fund is determined as of the close of trading on the New York Stock Exchange each day the Exchange is open for business and at such other times and/or such other days as there is sufficient trading in short term municipal securities to affect materially the Fund's net asset value per share. Substantially all of the Fund's net income calculated from the immediately preceding determination of net income, is declared daily as dividends (see "Dividend, Distribution and Reinvestment Policy").

    For the purpose of determining the price at which shares are issued and redeemed, the net asset value per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments as set forth below; (b) deducting the Fund's liabilities; and (c) dividing the resulting amount by the number of shares outstanding. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00. The Fund's portfolio instruments are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold its portfolio. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund results in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

    The Fund's use of amortized cost and the maintenance of the Fund's per share net value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months (397 days) or less, and invest only in securities which are determined by the Board of Directors to present minimal credit risks and which are of high quality as determined by any major rating service, or in the case of any instrument not so rated, considered by the Board of Directors to be of comparable quality.

    The Board of Directors has also agreed, as a particular responsibility within the overall duty of care owed to its shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Board of Directors.

                 DIVIDEND, DISTRIBUTION AND REINVESTMENT POLICY

    The Fund declares and reinvests daily, dividends from its net investment income and distributes such dividends on the last day of each month. Dividends or distribution payments will be reinvested at net asset value in additional full and fractional shares of the Fund unless and until the shareholder notifies State Street Bank and Trust Company, N.A., (the "Agent") in writing that he wants to receive his payments in cash. This request must be received by the Agent at least seven days before the payment date. Upon receipt by the Agent of such written notice, all further payments will be made in cash until written notice to the contrary is received. An account of such shares owned by each shareholder will be maintained by the Agent. Shareholders whose accounts are maintained by the Agent will have the same rights as other shareholders with respect to shares so registered (see "How to Purchase Shares - An Open Account" in the Prospectus).

    Since substantially all of the net income will be declared as dividends each time the net asset value of the Fund is determined, the net asset value per share will normally remain at one dollar per share immediately after such dividend declaration and determination (see "Investment Policy").

                                   TAX MATTERS

    The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

    In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). For purposes of these calculations, gross income includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

    In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

    Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

    The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders.

    The Fund does not expect to realize any long-term capital gains or losses.

    The Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the Fund's total assets consists of tax-exempt municipal obligations. Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by the Fund of any investment company taxable income will be taxable to shareholders as discussed above.

    AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

    Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

    Distributions by the Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

    The Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Fund will do this. In such a case, a shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the
amount  of   exempt-interest   dividends   received  on  such  shares.

FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and exempt-interest dividends.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

    Rules of state and local taxation of ordinary income and exempt-interest dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

            CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

    Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036 has been retained to act as the custodian for the Fund's investments and assets. State Street Bank and Trust company, 225 Franklin Street, Boston, Massachusetts 02110 is the transfer agent and dividend disbursing agent for the Fund. Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.

                             MANAGEMENT OF THE FUND

    The Directors and executive officers of the Fund and their principal occupations are set forth below:


+S.M.S.  CHADHA(59),  Director.  3/16  Shanti  Niketan,  New  Delhi  21,  India.
    Secretary, Ministry of External Affairs, New Delhi, India; Head of Foreign Service Institute, New Delhi, India; Special Envoy of the Government of India; Director, Special Unit for Technical Cooperation among Developing Countries, United Nations Development Program, New York.

*+ROBERT M. DeMICHELE(52),  President and Chairman. P.O. Box 1515, Saddle Brook,
    N.J. 07663. Chairman and Chief Executive Officer, Lexington Management Corporation; President and Director, Lexington Global Asset Managers, Inc.; Chairman and Chief Executive Officer, Lexington Funds Distributor, Inc.; Chairman of the Board, Market Systems Research, Inc. and Market Systems Research Advisors, Inc.; Director, Chartwell Re Corporation, Claredon
    National Insurance Company, The Navigator's Group, Inc., Unione Italiana Reinsurance, Vanguard Cellular Systems, Inc. and Weeden &Co.; Vice Chairman of the Board of Trustees, Union College and Trustee, Smith Richardson Foundation.

+BEVERLEY C. DUER (67),  Director.  340 East 72nd Street,  New York, N.Y. 10021.
    Private Investor; formerly Manager of Operations Research Department, CPC International, Inc.

*+BARBARA R. EVANS (36),  Director. 5 Fernwood Road, Summit, N.J. 07901. Private
    Investor. Prior to May 1989, Assistant Vice President and Securities Analyst, Lexington Management Corporation. Prior to March 1987, V.P. Institutional Equity Sales - L.F. Rothschild, Unterberg, Towbin.

*+LAWRENCE  KANTOR (50),  Vice  President and  Director.  P.O. Box 1515,  Saddle
    Brook, N.J. 07663. Executive Vice President, Managing Director and Director, Lexington Management Corporation; Executive Vice President and Director, Lexington Funds Distributor, Inc.; Executive Vice President and General Manager -- Mutual Funds, Lexington Global Asset Managers, Inc.

+JERARD F. MAHER (50), Director. 300 Raritan Center Parkway, Edison, N.J. 08818.
    General Counsel, Federal Business Center; Counsel, Ribis, Graham &Curtin.

+ANDREW M. McCOSH(56),  Director.  12 Wyvern Park,  Edinburgh EH92 JY, Scotland,
    U.K. Professor of the Organisation of Industry and Commerce, Department of Business STudies, The University of Edinburgh, Scotland.

+DONALD B. MILLER,  Director.  10725 Quail Covey Road,  Boynton  Beach,  Florida
    33436. Chairman, Horizon Media, Inc.; Trustee, Galaxy Funds; Director, Maguire Group of Connecticut; prior to January 1989, President, C.E.O. and Director, Media General Broadcast Services (advertising firm).

+JOHN G. PRESTON,  Director. 3 Woodfield Road,  Wellesley,  Massachusetts 02181.
    Associate Professor of Finance, Boston College, Boston, Massachusetts.

+MARGARET W. RUSSELL, Director. 55 North Mountain Avenue, Montclair, N.J. 07042.
    Private  Investor,   formerly   Community   Affairs  Director,   Union  Camp
    Corporation.

*+DENIS P. JAMISON,  Vice President and Portfolio Manager. P.O. Box 1515, Saddle
    Brook, N.J. 07663. Senior Vice President, Director of Fixed Income Investment Strategy, Lexington Management Corporation. Mr. Jamison is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

*+LISA A. CURCIO,  Vice  President and Secretary.  P.O. Box 1515,  Saddle Brook,
    N.J. 07663. Senior Vice President and Secretary, Lexington Management Corporation; Vice President and Secretary, Lexington Funds Distributor, Inc.

*+RICHARD M. HISEY,  Vice President and Treasurer.  P.O. Box 1515, Saddle Brook,
    N.J. 07663. Chief Financial Officer, Managing Director and Director, Lexington Management Corporation; Chief Financial Officer, Vice President and Director, Lexington Funds Distributor, Inc; Chief Financial Officer, Market Systems Research Advisors, Inc..

*+RICHARD J. LAVERY, CLU ChFC, Vice President. P.O. Box 1515, Saddle Brook, N.J.
    07663.  Senior  Vice  President,   Lexington  Management  Corporation;  Vice
    President, Lexington Funds Distributor, Inc.

*+JANICE A. CARNICELLI, Vice President. P.O. Box 1515, Saddle Brook, N.J. 07663.

*+CHRISTIE CARR, Assistant  Treasurer.  P.O. Box 1515, Saddle Brook, N.J. 07663.
    Prior to October 1992, Senior Accountant, KPMG Peat Marwick.

*+SIOBHAN GILFILLAN,  Assistant  Treasurer.  P.O. Box 1515,  Saddle Brook,  N.J.
    07663.

*+THOMAS LUEHS,  Assistant  Treasurer.  P.O. Box 1515, Saddle Brook, N.J. 07663.
    Prior to November, 1993, Supervisor Investment Accounting, Alliance Capital Management, Inc.

*+SHERI MOSCA, Assistant Treasurer. P.O. Box 1515, Saddle Brook, N.J. 07663.

*+PETER CORNIOTES, Assistant Secretary. P.O. Box 1515, Saddle Brook, N.J. 07663.
    Assistant Vice President and Assistant Secretary, Lexington Management Corporation. Assistant Secretary, Lexington Funds Distributor, Inc.

*+ENRIQUE J. FAUST,  Assistant  Secretary.  P.O. Box 1515,  Saddle  Brook,  N.J.
    07663. Prior to March 1994, Blue Sky Compliance Coordinator, Lexington Group of Investment Companies.


---------------
*"Interested person" and/or "affiliated person" of LMC as defined in the Investment Company Act of 1940, as amended.

+Messrs. Chadha Corniotes,  DeMichele,  Duer,  Faust,  Hisey,  Jamison,  Kantor,
    Lavery, Luehs, Maher, McCosh, Miller, Preston, and Mmes. Carnicelli, Carr, Curcio, Evans, Gilfillan, Mosca and Russell hold similar offices with some or all of the other registered investment companies advised and/or distributed by Lexington Management Corporation and Lexington Funds Distributor, Inc.

    The Board of Directors met 5 times during the twelve months ended December 31, 1996, and each of the Directors attended at least 75% of those meetings.



            REMUNERATION OF DIRECTORS AND CERTAIN EXECUTIVE OFFICERS:

    Each Director is reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof. Each Director who is not an affiliate of the advisor is compensated for his or her services according to a fee schedule which recognizes the fact that each Director also serves as a Director of other investment companies advised by LMC. Each Director receives a fee, allocated among all investment companies for which the Director serves. Effective September 12, 1995 each Director receives annual compensation of $24,000. Prior to September 12, 1995, the Directors who were not employed by the Fund or its affiliates received annual compensation of $16,000.

    Set forth below is information regarding compensation paid or accrued during the period January 1, 1996 to December 31, 1996 for each Director:


----------------------------------------------------------------------------------------------------
                               AGGREGATE       TOTAL COMPENSATION FROM           NUMBER OF
    NAME OF DIRECTOR    COMPENSATION FROM FUND  FUND AND FUND COMPLEX  DIRECTORSHIPS IN FUND COMPLEX
----------------------------------------------------------------------------------------------------
   S.M.S. Chadha                 $856                   $13,696                      16
----------------------------------------------------------------------------------------------------
   Robert M. DeMichele             0                       0                         17
----------------------------------------------------------------------------------------------------
   Beverley C. Duer             $1,712                  $29,110                      17
----------------------------------------------------------------------------------------------------
   Barbara R. Evans                0                       0                         16
----------------------------------------------------------------------------------------------------
   Lawrence Kantor                 0                       0                         16
----------------------------------------------------------------------------------------------------
   Jerard F. Maher               $856                   $16,046                      17
----------------------------------------------------------------------------------------------------
   Andrew M. McCosh              $856                   $13,696                      16
----------------------------------------------------------------------------------------------------
   Donald B. Miller             $1,712                  $26,760                      16
----------------------------------------------------------------------------------------------------
   Francis Olmsted*             $1,068                  $16,800                      N/A
----------------------------------------------------------------------------------------------------
   John G. Preston              $1,712                  $26,760                      16
----------------------------------------------------------------------------------------------------
   Margaret Russell             $1,712                  $25,048                      16
----------------------------------------------------------------------------------------------------
   Philip C. Smith              $1,600                  $25,080                      16
----------------------------------------------------------------------------------------------------
   Francis A. Sunderland*        $744                   $10,528                      N/A
----------------------------------------------------------------------------------------------------


*Retired

RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

    Effective September 12, 1995, the Directors instituted a Retirement Plan for Eligible Directors/Trustees (the "Plan") pursuant to which each Director/Trustee (who is not an employee of any of the Funds, the Advisor, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to the Plan, the normal retirement date is the date on which the eligible Director/Trustee has attained age 65 and has completed at least ten years of continuous and non-forfeited service with one or more of the investment companies advised by LMC (or its affiliates) (collectively, the "Covered Funds"). Each eligible Director/Trustee is entitled to receive from the Covered Fund an annual benefit commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of his compensation multiplied by the number of such Director/Trustee's years of service (not in excess of 15 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Director in quarterly installments for ten years following the date of retirement or the life of the Director/Trustee. The Plan establishes age 72 as a mandatory retirement age for Directors/Trustees; however, Director/Trustees serving the Funds as of September 12, 1995 are not subject to such mandatory retirement. Directors/Trustees serving the Funds as of September 12, 1995 who elect retirement under the Plan prior to September 12, 1996 will receive an annual retirement benefit at any increased compensation level if compensation is increased prior to September 12, 1997 and receive spousal benefits (i.e., in the event the Director/Trustee dies prior to receiving full benefits under the Plan, the Director/Trustee's spouse (if any) will be entitled to receive the retirement benefit within the 10 year period.)

    Retiring Directors will be eligible to serve as Honorary Directors for one year after retirement and will be entitled to be reimbursed for travel expenses to attend a maximum of two meetings.


    Set forth in the table below are the estimated annual benefits payable to an eligible Director upon retirement assuming various compensation and years of service classifications. As of December 31, 1996, the estimated credited years of service for Director Chadha, Duer, Maher, McCosh, Miller, Preston, and Russell are 1, 18, 1, 1, 22, 18, and 15, respectively.



                                HIGHEST ANNUAL COMPENSATION PAID BY ALL FUNDS

                       -------------------------------------------------------------
                       $20,000           $25,000           $30,000           $35,000
     YEARS OF
      SERVICE                     ESTIMATED ANNUAL BENEFIT UPON RETIREMENT
      ------           -------------------------------------------------------------
        15             $15,000           $18,750           $22,500           $26,250
        14              14,000            17,500            21,000            24,500
        13              13,000            16,250            19,500            22,750
        12              12,000            15,000            18,000            21,000
        11              11,000            13,750            16,500            19,250
        10              10,000            12,500            15,000            17,500


                                    APPENDIX

MUNICIPAL SECURITIES AND OTHER INVESTMENTS: Municipal bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds may also be issued in connection with the refunding of outstanding obligations, and obtaining funds to lend to other public institutions and facilities or for general operating expenses. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately operated facilities for business and manufacturing, housing, sports, conventions or trade shows, pollution control, and airport, mass transit, port and parking facilities. Such obligations are included within the term municipal securities if the interest paid thereon is exempt from federal income tax .

    The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. In some instances, the taxes that can be levied for the payment of debt service may be limited as to rate, amount or special assessments. Revenue bonds are payable only from the revenue derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds are issued by municipal authorities, they are generally not secured by the taxing power of the municipality but are secured by the revenues derived from payments from specific projects by the industrial user.

    There are, in addition to the two principal classifications described above, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal bonds.

    Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain funds for various public purposes.

    Project notes are issued by local public agencies created under the laws of a state, territory or U. S. possession and have maturities of up to one year. They generally relate to financing of housing, redevelopment or urban renewal programs and are backed by agreements between the issuing agencies and the U. S. Department of Housing and Urban Development . Thus, while the local agency issuing project notes is the primary obligor, such notes are secured by the full faith and credit of the U. S. Government. Ratings of Municipal Bonds: The four highest ratings of Moody's for municipal bonds are Aaa, Aa, A and Baa. Municipal bonds rated Aaa are judged to be of the "best quality". The rating of Aa is assigned to municipal bonds which are of "high quality by all standards", together with the Aaa group they comprise what are generally known as "high grade bonds". They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities. Municipal bonds rated A possess many favorable investment attributes and are considered "upper medium grade obligations". Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Municipal bonds rated Baa are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

    The four highest ratings of Standard & Poor's for municipal bonds are AAA (Prime), AA (High Grade), A (Good Grade) and BBB (Medium Grade). Municipal bonds rated AAA are "obligations of the highest quality". The rating of AA is accorded issues with investment characteristics "only slightly less marked than those of the prime quality issues". The category of A describes "the third strongest capacity for payment of debt service". Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate. The BBB rating is the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate and management performance could be stronger.

MOODY'S RATING OF MUNICIPAL NOTES:

    MIG 1: the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG 2: high quality, with margins of protection ample although not so large as in the preceding group.

    MIG 3: favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MUNICIPAL COMMERCIAL PAPER RATINGS: Commercial paper rated A-l by Standard & Poor's has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two channels of borrowing. Basic earnings and cash flow have an upward trend with an allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are questioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-l, A-2 or A-3.

    The rating Prime-l is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (l) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to the competition and customer acceptance;
(4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or which may arise as a result of public interest questions and preparations to meet such obligations.

LEXINGTON TAX FREE MONEY FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)

December 31, 1996


 Principal                                                          Maturity  Coupon   Yield to    Value
   Amount                Security                         Rating     Date      Rate    Maturity  (Note 1)
----------------------------------------------------------------------------------------------------------
              ALABAMA: 5.4%
 $  640,000   Alaska Industrial Development & Export
               Authority (Lot 11)* ...................      A-1      7/1/07     4.20%    4.20%   $ 640,000
    800,000   Columbia IndustrialDevelopment Board
               (Alabama Power)* ......................  VMig 1/A-1  10/1/22     4.65     4.65      800,000
                                                                                                 ---------
                                                                                                 1,440,000
                                                                                                 ---------

              CALIFORNIA: 13.6%
  1,200,000   California Pollution ControlFinance Authority
               (Southdown Project)* ..................     A-1+     2/15/98     3.50     3.50    1,200,000
    900,000   California Pollution Control Finance Authority
               (Southern California Project)* Mig ....    1/A-1+    2/28/08     4.70     4.70      900,000
    500,000   SouthCoast Local Education Agencies
               Series 1996 A .........................     SP-1+    6/30/97     4.75     4.07      501,609
  1,000,000   State Of California Revenue Anticipation
                Notes Mig ............................    1/SP1+    6/30/97     4.50     3.97    1,002,513
                                                                                                 ---------
                                                                                                 3,604,122
                                                                                                 ---------

              FLORIDA: 5.3%
  1,400,000   Indian River County Hospital District*..  VMig1/A-1   10/1/15     4.15     4.15    1,400,000
                                                                                                 ---------

              GEORGIA: 9.7%
  1,000,000   Fulton County I.D.A. (ADP Project)* ....    P-1/Aa2    9/1/12     3.70     3.70    1,000,000
    800,000   Georgia Technical Foundation Facilities Inc.*  A-1+    2/1/12     3.55     3.55      800,000
    780,000   Municipal Electric Authority Of Georgia
               Series B** ............................  VMig 1/A-1+  4/1/97     3.55     3.55      780,000
                                                                                                 ---------
                                                                                                 2,580,000
                                                                                                 ---------

              HAWAII: 8.1%
  1,250,000   City &County Of Honolulu** .............   A-1+/P-1    2/7/97     3.55     3.55    1,250,000
    900,000   Hawaii State Department Budget & Finance
              (Kuakini Medical Center)* ..............    Vmig 1     7/1/05     4.10     4.10      900,000
                                                                                                 ---------
                                                                                                 2,150,000
                                                                                                 ---------
              ILLINOIS: 0.6%
    100,000   City Of Chicago Pre-Refunded G.O. Bonds      AAA/Aaa   1/1/11     8.00     3.83      102,010
     50,000   State Of Illinois Pre-Refunded
               Revenue Bonds .........................       AAA     6/1/03     7.50     3.95       51,684
                                                                                                 ---------
                                                                                                   153,694
                                                                                                 ---------
              INDIANA: 1.5%
    400,000   Gary Industrial Environmental Improvement
               Authority (U.S. Steel)* ...............   P-1/A-1+   7/15/02     3.70     3.70      400,000
                                                                                                 ---------
              KANSAS: 3.0%
    800,000   Burlington Pollution Control (Kansas City
               Power and Light) Series B** ...........      P-1      3/3/97     3.50     3.50      800,000
                                                                                                 ---------

              KENTUCKY: 3.8%
  1,000,000   PendletonCounty Leasing Program** .......     A-1+      1/2/97     3.55     3.55    1,000,000
                                                                                                 ---------

              LOUISIANA: 5.5%
    700,000   Caddo ParishI.D.B. (Pennzoil Project)* .      A1      12/1/12     4.40     4.40      700,000
    500,000   New Orleans G.O.Bonds ..................    AAA/Aaa   12/1/97     5.63     3.73      507,820
    105,000   State Of Louisiana Series A G.O.Bonds ..    AAA/Aaa    8/1/97     4.50     3.98      105,294
    150,000   State Of Louisiana Pre-Refunded Revenue
               Bonds .................................    AAA/Aaa    8/1/02     7.00     3.95      155,446
                                                                                                 ---------
                                                                                                 1,468,560
                                                                                                 ---------


LEXINGTON TAX FREE MONEY FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)

December 31, 1996 (continued)


 Principal                                                          Maturity  Coupon   Yield to    Value
   Amount                Security                         Rating     Date      Rate    Maturity  (Note 1)
----------------------------------------------------------------------------------------------------------

              MAINE: 0.8%
  $ 200,000   Maine Health &Higher Education Facilities
               Revenue Bonds .........................    AAA/Aaa    7/1/97     5.60%    3.97%$    201,537
                                                                                                 ---------

              NEW JERSEY: 1.7%
    300,000   Fort Lee G.O. Bonds ....................      Aa       2/1/97     4.85     3.63      300,297
    145,000   Stafford Township G.O.Bonds ............      AAA      9/1/97     5.50     4.01      146,372
                                                                                                 ---------
                                                                                                   446,669
                                                                                                 ---------

              NEW YORK: 14.1%
    555,000   Cattaraugus County G.O.Bonds ...........      AAA      6/1/97     5.20     3.99      557,665
    600,000   City Of New York Series B* .............  VMig1/A-1+  8/15/18     4.50     4.50      600,000
    200,000   City Of New York Subseries B-2* ........  VMig1/A-1+  8/15/19     4.75     4.75      200,000
    400,000   City Of New York Subseries B-2* ........  VMig1/A-1+  10/1/20     4.50     4.50      400,000
    400,000   New YorkCity Municipal Water Authority
               Series A* .............................  VMig1/A-1+  6/15/25     4.70     4.70      400,000
  1,200,000   State Of New York (G.O. Bond Anticipation
               Notes) Series S** .....................    A-1/P-1    2/3/97     3.45     3.45    1,200,000
    250,000   Suffolk County New York G.O. Bonds .....    AAA/Aaa   7/15/97     3.70     3.69      250,000
    125,000   Triborough Bridge &Tunnel Authority Series
               A Revenue Bonds .......................    AAA/Aaa    1/1/97     5.80     3.96      125,000
                                                                                                 ---------
                                                                                                 3,732,665
                                                                                                 ---------

              OKLAHOMA: 1.0%
    150,000   Grand River DamAuthority Pre-Refunded
               Revenue Bonds .........................    AAA/Aaa    6/1/98     6.45     4.06      154,360
    105,000   Grand River Dam Authority Pre-Refunded
               Revenue Bonds .........................    AAA/Aaa    6/1/06     7.00     4.06      108,276
                                                                                                 ---------
                                                                                                   262,636
                                                                                                 ---------

              OHIO: 5.7%
  1,000,000   Ohio State Air Quality Development
               Authority** ...........................  VMig1/A-1+   2/6/97     3.55     3.55    1,000,000
    500,000   Ohio State Air Quality Development
               Authority** ...........................  VMig1/A-1+   2/7/97     3.50     3.50      500,000
                                                                                                 ---------
                                                                                                 1,500,000
                                                                                                 ---------

              PENNSYLVANIA: 2.3%
   500,000    VENANGO I.D.A. (PENNZOIL PROJECT)
               SERIES 1982A* .........................        A-1   12/1/12     4.40     4.40      500,000
    100,000   Bethel ParkSchool District Pre-Refunded
               Revenue Bonds .........................    AAA/Aaa    2/1/01     6.85     3.99      100,231
                                                                                                 ---------
                                                                                                   600,231
                                                                                                 ---------

              SOUTHCAROLINA: 2.6%
    400,000   York County Pollution Control Authority
               (Project NRU 84 N-1)* .................   Mig1/A-1+  9/15/14     4.15     4.15      400,000
    300,000   YorkCounty PollutionControlAuthority
               (Project NRU 84 N-2)* .................   Mig1/A-1+  9/15/14     4.15     4.15      300,000
                                                                                                 ---------
                                                                                                   700,000
                                                                                                 ---------

                                       16

LEXINGTON TAX FREE MONEY FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)

December 31, 1996 (continued)


 Principal                                                          Maturity  Coupon   Yield to    Value
   Amount                Security                         Rating     Date      Rate    Maturity  (Note 1)
----------------------------------------------------------------------------------------------------------

              TEXAS: 11.2%
  $ 330,000   Coppell I.D.C. Series 1984
               (Minyard Properties)* .................      A-1    12/1/01      3.70%    3.70% $   330,000
    800,000   Garland I.D.A.* ........................      A-1     12/1/05     4.35     4.35      800,000
  1,000,000   Harris County HealthFacilities Development
               Corporation (Texas MedicalCenter)* ....VMig1/A-1+     2/5/22     4.70     4.70    1,000,000
    100,000   North Harris & Montgomery Community
               College District Series B G.O. Bonds ..   AAA/Aaa    8/15/97     4.25     3.57      100,390
    745,000   Texas Higher Education Authority Inc.
               Series B* .............................    VMig1     12/1/25     4.10     4.10      745,000
                                                                                                ----------
                                                                                                 2,975,390
                                                                                                ----------

              VERMONT: 1.5%
    400,000   Vermont Student Assistance Corporation*      VMig1     1/1/04     3.65     3.65      400,000
                                                                                                ----------

              WYOMING 3.7%
  1,000,000   Gillette County (Pacificorp)** .........   A-1+/P-1    1/3/97     3.45     3.45    1,000,000
                                                                                                ----------

              TOTAL INVESTMENTS: 101.1%
               (cost $26,815,504 ) (Note 1) ......................                              26,815,504

              Liabilities in excess of other assets: (1.1%) ......                                (299,964)
                                                                                                ----------

              TOTAL NET ASSETS: 100.0%
               (equivalent to $1.00 per share on
               26,515,540 shares outstanding) ....................                             $26,515,540
                                                                                               ===========



* Seven-day Floating Rate Note backed by Letter of Credit.
**Municipal Commercial Paper.                                    I.D.A.-- Industrial Development Authority
  Aggregate cost for Federal income tax purposes is identical.   I.D.B.--Industrial Development Bonds
                                                                 I.D.C.-- Industrial Development Corporation
                                                                   G.O.-- General Obligation

                 ---------------------------------------------


LEXINGTON TAX FREE MONEY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996

ASSETS

Investments, at value (cost $26,815,504) (Note 1) .........          $26,815,504
Cash (Note 4) .............................................              123,465
Receivable for shares sold ................................                6,560
Dividends and interest receivable .........................              158,284
                                                                     -----------
            Total Assets ..................................           27,103,813
                                                                     -----------

LIABILITIES

Due to Lexington Management Corporation (Note 2) ..........               11,493
Payable for investment securities purchased ...............              509,461
Payable for shares redeemed ...............................               21,530
Accrued expenses ..........................................               45,789
                                                                     -----------
            Total Liabilities .............................              588,273
                                                                     -----------

NET ASSETS (equivalent to $1.00 per share on
  26,515,540 shares outstanding) (Note 3) .................          $26,515,540
                                                                     ===========

NET ASSETS consist of:
Capital stock--authorized 1,000,000,000 shares,
   $.01 par value per share ...............................             $265,155
Additional paid-in capital ................................           26,250,385
                                                                     -----------
                                                                     $26,515,540
                                                                     ===========
  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON TAX FREE MONEY FUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1996


INVESTMENT INCOME
Interest income .....................................................                   $979,752

EXPENSES

    Investment advisory fee (Note 2) ................................     $136,524
    Transfer agent and shareholder servicing expense (Note 2) .......       31,599
    Printing and mailing expenses ...................................       31,022
    Professional fees ...............................................       22,823
    Accounting expenses (Note 2) ....................................       19,848
    Registration fees ...............................................       17,654
    Directors' fees and expenses ....................................       15,577
    Custodian expense ...............................................        4,826
    Computer processing fees ........................................        4,080
    Other expenses ..................................................       12,575
                                                                           -------
           Total expenses ...........................................      296,528
           Less: expenses recovered under contract with the
             investment adviser (Note 2) ............................       22,750       273,778
                                                                           -------    ----------
           Net investment income ....................................                    705,974

                                                                                      ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................                  $ 705,974
                                                                                      ==========





LEXINGTON TAX FREE MONEY FUND, INC.
STATEMENTS OF CHANGES INNET ASSETS
Years ended December 31, 1996 and 1995

                                                                          1996           1995
                                                                        ----------    ----------
Net investment income ...............................................    $ 705,974     $ 970,838
Distributions to shareholders from net investment income ............     (705,974)     (970,838)
Decrease in net assets from capital share transactions

  (Note 3) ..........................................................   (1,715,724)   (9,422,578)
                                                                        ----------    ----------
Net decrease in net assets ..........................................   (1,715,724)   (9,422,578)

NET ASSETS

    Beginning of period .............................................   28,231,264    37,653,842
                                                                        ----------    ----------
    End of period ...................................................  $26,515,540   $28,231,264
                                                                        ==========    ==========



   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON TAX FREE MONEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 1996 and 1995

1.  SIGNIFICANT ACCOUNTING POLICIES

Lexington Tax Free Money Fund, Inc. (the "Fund") is an open end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek current income exempt from Federal income taxes while also maintaining stability of principal, liquidity and preservation of capital. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Security transactions are accounted for on a trade date basis. Investments are carried at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is carried at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument. Interest income is accrued as earned.

     FEDERAL INCOME TAXES It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for Federal income taxes has been made.

     DIVIDENDS Dividends are declared daily from the total of net investment income and net realized gain (loss) on investments.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Actual results may differ from those estimates.

2.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.5% of the Fund's average daily net assets up to $150 million and in decreasing stages to 0.3% of average daily net assets in excess of $800 million. LMC is required to reimburse the Fund for any expenses, including the investment adviser's fee but excluding interest and taxes, in excess of 1% of the Fund's average daily net assets. Reimbursement for the year ended December 31, 1996 amounted to $22,750 and is set forth in the statement of operations.

The Fund also reimbursed LMC for certain expenses, including accounting and shareholder servicing costs, of $35,754 which were incurred by the Fund, but paid by LMC.

3.  CAPITAL STOCK

Transactions (at $1.00 per share) in capital stock were as follows:

                                                    Year ended      Year ended
                                                   December 31,    December 31,
                                                       1996            1995
                                                    -----------    ------------
    Shares sold                                     19,634,926      17,149,761
    Shares issued on reinvestment of dividends         634,447         850,185
                                                    ----------      ----------
                                                    20,269,373      17,999,946

    Shares redeemed                                (21,985,087)    (27,422,524)
                                                    ----------      ----------
      Net decrease                                  (1,715,724)     (9,422,578)
                                                    ==========      ==========

4.  CASH

In order to facilitate the clearing process for redemptions by check, the Fund maintains a compensating balance with its transfer agent. At December 31, 1996, this compensating balance amounted to $48,600 and is included in cash in the statement of assets and liabilities.

5.  TAX DISTRIBUTION INFORMATION (unaudited)

99.46% of the dividends paid by the Fund for the year ended December 31, 1996 are tax-exempt for regular Federal income tax purposes.

LEXINGTON TAX FREE MONEY FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:


                                                             Year Ended December 31,
                                                  -----------------------------------------------
                                                   1996      1995       1994      1993     1992
                                                  -------   -------    -------   -------  -------
Net asset value, beginning of period              $1.00      $1.00      $1.00    $1.00     $1.00
Income from investment operations:
     Net investment income                        0.026      0.029      0.020    0.018     0.024
Less distributions:
     Distributions from net investment income    (0.026)    (0.029)    (0.020)  (0.018)   (0.024
     )
                                                  -----      -----      -----    -----     -----
Net asset value, end of period                    $1.00      $1.00      $1.00    $1.00     $1.00
                                                  =====      =====      =====    =====     =====
Total Return                                      2.61%      2.92%      2.00%    1.78%     2.47%
Ratio to average net assets:
     Expenses, before reimbursement               1.09%      1.12%      1.09%    0.92%     0.99%
     Expenses, net of reimbursement               1.00%      1.00%      1.00%    0.92%     0.99%
     Net investment income, before
      reimbursement                               2.50%      2.76%      1.88%    1.77%     2.46%
     Net investment income                        2.59%      2.88%      1.97%    1.77%     2.46%
Net assets, end of period (000's omitted)       $26,516    $28,231    $37,654  $41,096   $45,844


                               ------------------

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington Tax Free Money Fund, Inc.:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Tax Free Money Fund, Inc. as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. As to securities purchased but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Tax Free Money Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                        KPMG Peat Marwick LLP

New York, New York
February 14, 1997

PART C.     OTHER INFORMATION
-------     -----------------
Item 24.  Financial Statements and Exhibits - List
          ----------------------------------------
     The Annual Report for the year ending December 31, 1996 was filed electronically on February 27, 1997 (as form type N-30D). Financial statements from this 1996 Annual Report have been included in the Statement of Additional Information.

                                             Page in the Statement
   (a) Financial statements:                 of Additional Information
       ---------------------                 -------------------------

       Report of Independent Auditors                   14
       dated February 14, 1997

       Statement of Net Assets (Including               15
       the Portfolio of Investments) at
       December 31, 1996 (1)

       Statement of Assets and Liabilities              18
       at December 31, 1996

       Statement of Operations for the year             19
       ended December 31, 1996 (2)

       Statements of Changes in Net Assets for          19
       the years ended December 31, 1996
       and 1995

       Notes to Financial Statements                    20

       Schedules II-VII and other Financial Statements, for which provisions are made in the applicable accounting regulations of the Securities and Exchange Commission, are omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto.

       (1) Includes the information required by Schedule I.

       (2) Includes the information required by the Statement of Realized Gain or Loss on Investments

ITEM 24.  Financial Statements and Exhibits - List
          ----------------------------------------
(b) Exhibits:

1.     Articles of Incorporation -                        Filed electronically

2.     By-Laws -                                          Filed electronically

3.     Not Applicable

4.     Stock Certificate Specimen - Filed 9/27/77 -
       Incorporated by reference

5.     Investment Advisory Agreement between
       Registrant and Lexington Management Corporation -
       Filed electronically on April 29, 1996 -
       Incorporated by reference

6.     Distribution Agreement between Registrant and
       Lexington Funds Distributor, Inc. -                Filed electronically

7.     Not Applicable

8.     Form of Custodian Agreement between
       Registrant and Chase Manhattan Bank, N.A.- Filed electronically 4/28/95 - Incorporated by reference

9a.    Transfer Agency Agreement between Registrant and
       State Street Bank and Trust Company - filed electronically on April 29, 1996 - Incorporated by reference

9b. Form of Administrative Services Agreement between Registrant and Lexington Management
       Corporation - Filed electronically 4/28/95 -
       Incorporated by reference

10. Opinion of Counsel as to Legality of Securities being registered - Filed 7/18/77 - Incorporated by reference

11.    Consents
       (a) Consent of Counsel                               Filed electronically
       (b) Consent of Independent Auditors                  Filed electronically

12.    Not Applicable

13.    Not Applicable

14.    Not Applicable

15.    Not Applicable

16.    Performance Calculation - Filed 5/2/88 -
       Incorporated by reference

17.    Financial Data Schedule -                           Filed electronically

Item 25.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------
       Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

       None.


Item 26.  Number of Holders of Securities
          -------------------------------
       State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.

       The following information is given as of April 21, 1997:

       Title of Class                               Number of Record Holders
       --------------                               ------------------------
       Capital Stock                                         1,062
       ($1.00 par value)


Item 27.  Indemnification
          ---------------
       State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

       Under the terms of the Maryland General Corporation Law and the Company's By-Laws, the Company may indemnify any person who was or is a director, officer or employee of the Company to the maximum extent permitted by the Maryland General Corporation Law; provided, however, that Company only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Board of Directors, by a majority vote of a quorum which consists of directors who are neither "interested persons" of Company as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or if a quorum of such directors so directs by independent legal counsel in a written opinion. No indemnification will be provided by the Company to any director or officer of the Company for any liability to the Company or Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------
       Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

       See Prospectus Part A and Statement of Additional Information Part B ("Management of the Fund").

Item 29.  Principal Underwriters
          ----------------------
   (a)    Lexington Money Market Trust
          Lexington Tax Free Money Fund, Inc.
          Lexington Growth and Income Fund, Inc.
          Lexington GNMA Income Fund, Inc.
          Lexington Ramirez Global Income Fund
          Lexington Worldwide Emerging Markets Fund, Inc.
          Lexington Goldfund, Inc.
          Lexington Global Fund, Inc.
          Lexington Corporate Leaders Trust Fund
          Lexington Natural Resources Trust
          Lexington Strategic Investments Fund, Inc.
          Lexington Strategic Silver Fund, Inc.
          Lexington Convertible Securities Fund
          Lexington International Fund, Inc.
          Lexington Emerging Markets Fund, Inc.
          Lexington Crosby Small Cap Asia Growth Fund, Inc.
          Lexington SmallCap Value Fund, Inc.
          Lexington Troika Dialog Russia Fund, Inc.

29 (b)
                       Position and Offices            Position and
Name and Principal     with Principal                  Offices with
Business Address       Underwriter                     Registrant
------------------     --------------------            ------------

Peter Corniotes*       Assistant Secretary             Asst. Secretary

Lisa Curcio*           Vice President and              Secretary
                       Secretary

Robert M. DeMichele*   Chief Executive Officer         Chairman of the
                       and Chairman                    Board and President

Richard M. Hisey*      Chief Financial Officer,        Vice President and
                       Vice President & Director       Treasurer

Lawrence Kantor*       Executive Vice President        Director & Vice
                       and Director                    President

Richard Lavery*        Vice President                  Vice President

Janice Violette*       Assistant Treasurer             None


(c)
Not Applicable.

*P.O. Box 1515
 Saddle Brook, New Jersey  07663

Item 30.  Location of Accounts and Records
          --------------------------------
     With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270, 31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

     The Registrant, Lexington Tax Free Money Fund, Inc., Park
80 West - Plaza Two, Saddle Brook, New Jersey 07663 will maintain physical possession of each such account, book or other document of the Company, except for those maintained by the Registrant's Custodian, Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036, or Transfer Agent, State Street Bank and Trust Company, c/o National Financial Data Services, 1004 Baltimore, Kansas City, Missouri 64105.


Item 31.  Management Services
          -------------------
     Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or B of this Form (because the contract was not believed to be material to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom for the last three fiscal years.

     None.


Item 32.  Undertakings -
          --------------
     The Registrant, Lexington Tax Free Money Fund, Inc.
     undertakes to furnish a copy of the Fund's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered.

   The Registrant will hold a meeting of its public shareholders, if requested to do so by the holders of at least 10 percent of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders.

                                            Registration No. 2-57786



             Securities and Exchange Commission

                  Washington, D.C.  20549



                          Exhibits

                         Filed With

                         Form N-1A




            LEXINGTON TAX FREE MONEY FUND, INC.

                       EXHIBIT INDEX



The following documents are being filed electronically as exhibits to this filing:

Form of Articles of Incorporation including amendments thereto

Form of By-Laws

Form of Distribution Agreement between the Registrant and Lexington Funds Distributor

Consent of Kramer, Levin, Naftalis & Frankel

Consent of independent auditors for the inclusion of their report herein

Article 6 Financial Data Schedule

Cover

                          SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Saddle Brook and State of New Jersey, on the 30th day of April, 1997.


                       LEXINGTON TAX FREE MONEY FUND, INC.


                              /s/  Robert M. DeMichele
                              _______________________________________
                              By:  Robert M. DeMichele
                                   Chairman of the Board


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                      Title                    Date

/s/  Robert M. DeMichele
__________________________     Chairman of the Board    April 30, 1997
Robert M. DeMichele            Principal Executive
                               Officer

/s/  Richard M. Hisey
__________________________     Principal Financial      April 30, 1997
Richard M. Hisey               and Accounting Officer


/s/  Lisa Curcio
__________________________     Principal Compliance     April 30, 1997
Lisa Curcio                    Officer


*SMS Chadha                    Director                 April 30, 1997
__________________________
 SMS Chadha


*Beverley C. Duer, P.E.        Director                 April 30, 1997
__________________________
 Beverley C. Duer, P.E.


*Barbara M. Evans              Director                 April 30, 1997
__________________________
 Barbara M. Evans

Signature                      Title                   Date

*Lawrence Kantor               Director                April 30, 1997
__________________________
 Lawrence Kantor


*Jerard F. Maher               Director                April 30, 1997
__________________________
 Jerard F. Maher


*Andrew M. McCosh              Director                April 30, 1997
__________________________
 Andrew M. McCosh


*Donald B. Miller              Director                April 30, 1997
__________________________
 Donald B. Miller


*John G. Preston                Director               April 30, 1997
__________________________
 John G. Preston


*Margaret W. Russell            Director               April 30, 1997
__________________________
 Margaret W. Russell




     /s/ Lisa Curcio
*By: ______________________
     Lisa Curcio
     Attorney-in-Fact